UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2005

Columbia Equity Trust, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32536	20-1978579
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 H Street, N.W., Suite 500, Washington, District of Columbia		20006
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(202) 303-3080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Columbia Equity Trust, Inc. (the "Company") hereby amends Item 9.01 of its Current Report on Form 8-K, dated December 9, 2005 and filed with the Securities and Exchange Commission on December 14, 2005, for the purpose of filing financial statements and pro forma financial information for the Registrant’s acquisition of the three story, approximately 65,000 square foot office building located in Oakton, Virginia ("Oakton Corporate Center" or the "Property") in accordance with Rule 3-14 and Article 11 of Regulation S-X.

(a) Financial Statements of Businesses Acquired

1. Oakton Corporate Center. Audited Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2004 and the Unaudited Statement of Revenues and Certain Operating Expenses for the period January 1, 2005 to September 30, 2005.

(b) Pro Forma Financial Information

The following pro forma financial statement reflecting the acquisition of a significant asset (as defined in Regulation S-X) is set forth in Exhibit 99.2 which is attached hereto and incorporated herein by reference.

1. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005.

2. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the period July 5, 2005 to September 30, 2005.

(c) Exhibits

23.1 Consent of Independent Registered Public Accounting Firm
99.1 Financial Statements of Business Acquired
99.2 Pro Forma Financial Information Reflecting the Acquisition of a Significant Asset

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Equity Trust, Inc.

February 22, 2006	By:	/s/ John A. Schissel

Name: John A. Schissel
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements of Business Acquired
99.2	Pro Forma Financial Information Reflecting the Acquisition of a Significant AssetOperations.